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                                                                   EXHIBIT 23(b)

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-48983 of ML Life Insurance Company of New York on Form S-3 of our report dated February 28, 2000, incorporated by reference in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in the Prospectus.

/s/ Deloitte & Touche LLP

New York, New York
April 5, 2000